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                                                                    Exhibit 10.1

                                MASTER AMENDMENT
                 TO PARTNERSHIP AGREEMENT, MANAGEMENT AGREEMENT
                     AND DEFINITION AND ADJUSTMENT AGREEMENT

     THIS MASTER AMENDMENT (the "Amendment") with respect to the Partnership Agreement, Management Agreement and Definition and Adjustment Agreement referred to below is made and entered into as of the 2nd day of January, 2002 by and among PIEDMONT COCA-COLA BOTTLING PARTNERSHIP (formerly known as Carolina Coca-Cola Bottling Partnership), a Delaware general partnership (the "Partnership"), CCBC OF WILMINGTON, INC., a Delaware corporation and wholly-owned subsidiary of the Partnership ("CCBC Wilmington"), THE COCA-COLA COMPANY, a Delaware corporation ("KO"), PIEDMONT PARTNERSHIP HOLDING COMPANY, a Delaware corporation, indirect wholly-owned subsidiary of KO and successor in interest to Carolina Coca-Cola Holding Company, The Coastal Coca-Cola Bottling Company and Eastern Carolina Coca-Cola Bottling Company, Inc. ("KO Sub"), COCA-COLA BOTTLING CO. CONSOLIDATED, a Delaware corporation and successor in interest to Coca-Cola Bottling Co. Affiliated, Inc. ("CCBCC") and COCA-COLA VENTURES, INC., a Delaware corporation, wholly-owned subsidiary of CCBCC and successor in interest to Palmetto Bottling Company and Fayetteville Coca-Cola Bottling Company ("CCBCC Sub").

                              Statement of Purpose
                              --------------------

     KO Sub and CCBCC Sub are equal partners in the Partnership and are parties to that certain Partnership Agreement, dated as of July 2, 1993 (as amended by that certain First Amendment, dated August 5, 1993, and by that certain Second Amendment, dated August 12, 1993, the "Partnership Agreement"). CCBCC serves as the manager of the day-to-day operation of the business of the Partnership pursuant to the terms and conditions of that certain Management Agreement, dated as of July 2, 1993, by and among CCBCC, the Partnership, CCBC Wilmington, KO Sub and CCBCC Sub (as amended by that certain First Amendment, dated as of January 1, 2001, the "Management Agreement").

     Simultaneously with the execution and delivery of the Partnership Agreement and the Management Agreement, the Partnership, CCBC Wilmington, CCBCC, CCBCC Sub, KO and KO Sub entered into that certain Definition and Adjustment Agreement, dated as of July 2, 1993 (the "DAA Agreement"), which contains certain defined terms used in the Partnership Agreement and the Management Agreement and provided for certain adjustments that were made in connection with the initial capitalization of the Partnership.

     Pursuant to that certain Securities Purchase Agreement, dated as of even date herewith, between CCBCC Sub and KO Sub, CCBCC Sub will purchase from KO Sub, and KO Sub will sell to CCBCC Sub, a 4.651% interest in the capital, profits and losses of the Partnership, including, without limitation, 9.302% of KO Sub's Capital Account, KO Sub's rights to allocations of net profit and net loss and distributions of cash flow and capital items of the Partnership (the "Purchase Transaction"), such that immediately after the consummation of the Purchase Transaction, CCBCC Sub and KO Sub will have a 54.651% and 45.349% respective interest in the capital, profits and losses of the Partnership. In connection with the Purchase Transaction, the parties hereto desire to consent to the Purchase Transaction and to amend the

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     Partnership Agreement, the Management Agreement and the DAA Agreement to,
among other things, (a) update certain addresses contained therein, (b) adjust the relative ownership percentages of the Partners to give effect to the Purchase Transaction as more fully described herein, (c) revise the liquidation mechanics upon dissolution of the Partnership to reflect the current intention of the parties and (d) amend the definition of "Harrison Change of Control" to address certain estate planning changes in the Harrison family's holdings.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Capitalized Terms. All capitalized terms used and not defined herein
          -----------------
shall have the meanings given thereto in the Partnership Agreement.

     2.   Consent to Purchase Transaction. Each of the parties hereto hereby
          -------------------------------
consents to the Purchase Transaction and each of the Partnership, KO Sub and CCBCC Sub hereby waives any right to object to the Purchase Transaction under
Section 16.1(a) of the Partnership Agreement as a transfer of less than KO Sub's entire Interest.

     3.   Amendments to Partnership Agreement.
          -----------------------------------

          (a) Section 3.2 of the Partnership Agreement is hereby amended by deleting the existing Section 3.2 in its entirety and inserting the following in lieu thereof:

               3.2. Principal Office. The principal office of the Partnership
                    ----------------
               shall be located at 4100 Coca-Cola Plaza, Charlotte, North Carolina 28211-3481, or at such other place as may be designated from time to time by the Executive Committee.

          (b) Section 6 of the Partnership Agreement is hereby amended by deleting the existing Section 6 in its entirety and inserting the following in lieu thereof:

               Section 6. Partnership Interests. Notwithstanding any adjustment
               ---------  ---------------------
               in the Partners' Capital Account balances, each Partner's Interest in the Partnership shall be as follows:

                                 KO Sub        45.349%
                                 Ventures      54.651%

          (c) Paragraphs (b) and (c) of Section 16.2 of the Partnership Agreement are hereby amended by deleting the existing paragraphs (b) and (c) in their entirety and inserting the following in lieu thereof:

               (b) The Partner receiving the Sale Notice shall have an option for a period of one hundred twenty (120) days from receipt of the Sale Notice to agree to purchase from the Selling Party the Interest proposed to be transferred at the same price (whether in cash or the same type of non-cash consideration as is offered by the Third

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               Party) and upon the same terms and subject to the conditions contained in the Sale Notice; provided, however, that if the specified consideration is not cash and the Partner receiving the Sale Notice does not agree with the Selling Partner's good faith determination of the fair market value of such non-cash consideration, then the Partner receiving the Sale Notice shall require that the fair market value of such non-cash consideration (and the resultant purchase price for the offered Interest) be determined by an appraisal firm appropriate for the type of specified non-cash consideration by giving written notice to the Selling Partner to such effect prior to the thirtieth (30th) day after that date that it received such Sale Notice. Such appraisal firm shall be selected in the same manner provided for the selection of investment banking firms in Section 18.3. In the event an appraisal firm is retained to determine the purchase price for the offered Interest, the option period described in this Section 16.2(b) shall expire on the later of (i) the date that is thirty (30) days after the date the opinion of the appraisal firm regarding the value of the Interests is delivered to the Partner receiving the Sale Notice and (ii) the date that is one hundred twenty (120) days from receipt of the Sale Notice. The costs and expenses of such appraisal firm shall be borne by the Partnership.

               (c) The Partner receiving the Sale Notice may exercise the purchase option described in Section 16.2(b) by giving written notice to the Selling Partner to such effect, prior to the expiration of the option period described in Section 16.2(b). Such written notice shall specify the date for the closing of the purchase of such Interests which shall be at least ten (10) days, but no more than thirty (30) days, after the date such Partner gives such written notice. The closing of such sale shall occur as provided in Section 19.3.

          (e) Paragraph (d) of Section 16.2 of the Partnership Agreement is hereby amended by deleting the words "thirty (30) day" contained therein.

          (f) Section 20.3 of the Partnership Agreement is hereby amended by deleting the existing Section 20.3 in its entirety and inserting the following in lieu thereof:

               20.3. Intentionally Deleted.
                     ---------------------

          (g) Section 20.4 of the Partnership Agreement is hereby amended by deleting the existing Section 20.4 in its entirety and inserting the following in lieu thereof:

               20.4. Intentionally Deleted.
                     ---------------------

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          (h)  Section 20.5 of the Partnership Agreement is hereby amended by deleting the existing Section 20.5 in its entirety and inserting the following in lieu thereof:

               20.5. Procedures on Liquidation. Upon the occurrence of a
                     -------------------------
               Dissolving Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and Partners, and the Executive Committee shall not take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The Executive Committee shall be responsible for overseeing the winding up and dissolution of the Partnership, shall take full account of the Partnership's liabilities and the Partnership's assets, shall cause the Partnership's assets to be liquidated as promptly as is consistent with obtaining the fair value thereof, subject to any tax or legal considerations and shall cause the proceeds therefrom, to the extent sufficient therefor, to be applied or distributed in the following order and priority:

                     (a) to the payment of the debts and liabilities of the
               Partnership and to the expenses of liquidation in the order of priority as provided by law, and to the establishment of any reserves which the Executive Committee deems necessary for any contingent or unforeseen liabilities or obligations of the Partnership; then to

                     (b) the repayment of any liabilities or debts, other than
               Capital Accounts, of the Partnership to any of the Partners; then to

                     (c) each Partner in proportion to and to the extent of its positive Capital Account balances after the Capital Accounts of the Partners have been adjusted for the allocation of net profits and net loss under Section 9 and other adjustments as may be required under Code regulation 1.704-1(b)(2)(iv); then to

                     (d) the Partners in proportion to their Interests in the
               Partnership.

          (i) Section 20.6 of the Partnership Agreement is hereby amended by deleting the reference to "Sections 20.3 and 20.4" in the existing Section 20.6 and inserting a reference to "Section 20.5" in lieu thereof.

          (j) Paragraph (b) of Section 25.2 of the Partnership Agreement is hereby amended by deleting the existing paragraph (b) in its entirety and inserting the following in lieu thereof:

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                     (b)  If to Ventures:

                          Coca-Cola Bottling Co. Consolidated
                          Coca-Cola Corporate Center
                          4100 Coca-Cola Plaza (28211-3481)
                          P.O. Box 31487
                          Charlotte, North Carolina  28231-1487
                          Attention: Chief Financial Officer
                          Telecopy No.: (704) 557-4451

                          with a copy to:

                          Kennedy Covington Lobdell & Hickman, L.L.P.
                          Bank of America Corporate Center
                          100 North Tryon Street, 42nd Floor
                          Charlotte, North Carolina 28202-4006
                          Attention: Henry W. Flint, Esq.
                          Telecopy No.: (704) 331-7598

          4.   Amendments to Management Agreement.
               ----------------------------------

               (a) Paragraph (a) of Section 15.01 of the Management Agreement is hereby amended by deleting the existing paragraph (a) in its entirety and inserting the following in lieu thereof:

                     (a)  If to Partnership:

                          Coca-Cola Bottling Co. Consolidated
                          Coca-Cola Corporate Center
                          4100 Coca-Cola Plaza (28211-3481)
                          P.O. Box 31487
                          Charlotte, North Carolina 28231-1487
                          Attention: Chief Financial Officer
                          Telecopy No.: (704) 557-4451

                          With a copy to the addresses listed in (b) below.

               (b) Paragraph (c) of Section 15.01 of the Management Agreement is hereby amended by deleting the existing paragraph (c) in its entirety and inserting the following in lieu thereof:

                     (c)  If to Manager or Ventures:

                          Coca-Cola Bottling Co. Consolidated
                          Coca-Cola Corporate Center
                          4100 Coca-Cola Plaza (28211-3481)
                          P.O. Box 31487

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                          Charlotte, North Carolina  28231-1487
                          Attention: Chief Financial Officer
                          Telecopy No.: (704) 557-4451

                          with a copy to:

                          Kennedy Covington Lobdell & Hickman, L.L.P.
                          Bank of America Corporate Center
                          100 North Tryon Street, 42nd Floor
                          Charlotte, North Carolina 28202-4006
                          Attention: Henry W. Flint, Esq.
                          Telecopy No.: (704) 331-7598

          5.   Amendments to DAA Agreement.
               ---------------------------

               (a) Section 1.1 of the DAA Agreement is hereby amended by deleting the existing definition of "Harrison Change of Control" in its entirety and inserting the following in lieu thereof:

                     A "Harrison Change of Control" shall be deemed to have occurred if (i) J. Frank Harrison, Jr., the executors and/or trustees under his will, J. Frank Harrison, III, and/or any family limited partnerships, limited liability companies and/or corporations owned and controlled directly or indirectly by such persons do not collectively own all of the 712,796 shares of Class B Common Stock of CCBCC owned by J. Frank Harrison, , Jr. as of the date of the DAA Agreement, or (ii) the trusts which are parties to that certain Shareholder's Agreement dated as of December 13, 1988 among KO, J. Frank Harrison, Jr., J. Frank Harrison, III and such trusts, together with any family limited partnerships, limited liability companies and/or corporations owned directly or indirectly by the trusts and/or beneficiaries of such trusts, hold less than fifty percent (50%) of the shares of Class B Common Stock of CCBCC held by them, in the aggregate, as of January 27, 1989. For purposes of this definition, "own" means right to control and not necessarily beneficial ownership.

               (b) Section 7.8 of the DAA Agreement is hereby amended by deleting the addresses for CCBCC, Ventures, Fayetteville and Palmetto set forth in the existing Section 7.8 in their entirety and inserting the following in lieu thereof:

                     If to CCBCC or Ventures to:

                     Coca-Cola Bottling Co. Consolidated
                     Coca-Cola Corporate Center
                     4100 Coca-Cola Plaza (28211-3481)
                     P.O. Box 31487

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                     Charlotte, North Carolina 28231-1487
                     Attention: Chief Financial Officer
                     Telecopy No.: (704) 557-4451

                     with a copy to:

                     Kennedy Covington Lobdell & Hickman, L.L.P.
                     Bank of America Corporate Center
                     100 North Tryon Street, 42nd Floor
                     Charlotte, North Carolina  28202-4006
                     Attention: Henry W. Flint, Esq.
                     Telecopy No.: (704) 331-7598

          6.   Effect of the Amendment. Except for the amendments contemplated
               -----------------------
hereby, the Partnership Agreement, the Management Agreement and the DAA Agreement shall be and remain in full force and effect. The amendments granted herein are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision of the Partnership Agreement, the Management Agreement, the DAA Agreement or any other document or instrument entered into in connection therewith or a further modification, acceptance or waiver of the provisions set forth therein.

          7.   Captions. The captions and section numbers appearing in this
               --------
Amendment are inserted only as a matter of convenience and in no way define, limit, construe or otherwise describe the scope or intent of the sections of this Amendment.

          8.   Binding Effect. This Amendment shall inure to the benefit of and
               --------------
be binding upon the parties hereto and their successors and permitted assigns.

          9.   Severability. If any one or more provisions of this Amendment
               ------------
shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired; provided, however, that in such case the parties hereto agree to use their best efforts to achieve the purpose of the invalid provision by a new legally valid provision.

          10.  Counterparts. This Amendment may be executed in separate
               ------------
counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

          11.  Fax Transmission. A facsimile, telecopy or other reproduction of
               ----------------
this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneously electronic transmission devise pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.



                                 PIEDMONT COCA-COLA BOTTLING PARTNERSHIP

                                 By: PIEDMONT PARTNERSHIP HOLDING COMPANY, its General Partner

                                      By:_______________________________________
                                           Gary P. Fayard
                                           President


                                 By:  COCA-COLA VENTURES, INC., its General
                                      Partner

                                      By:_______________________________________
                                           David V. Singer
                                           Vice President


                                 CCBC OF WILMINGTON, INC.

                                 By:____________________________________________
                                           David V. Singer
                                           Vice President


                                 THE COCA-COLA COMPANY

                                 By:____________________________________________
                                           Gary P. Fayard
                                           Senior Vice President and Chief
                                           Financial Officer


                                 PIEDMONT PARTNERSHIP HOLDING COMPANY

                                 By:____________________________________________
                                           Gary P. Fayard
                                           President

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                           [Signature Pages Continue]

                                 COCA-COLA BOTTLING CO. CONSOLIDATED

                                 By:____________________________________________
                                           David V. Singer
                                           Vice President



                                 COCA-COLA VENTURES, INC.

                                 By:____________________________________________
                                           David V. Singer
                                           Vice President